Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD RESULTS

2018 Revenue Increased 6.5% to $22.8 Billion

2018 Income From Continuing Operations of $470.5 Million and Earnings Per Share of $5.52

2018 Record Adjusted Income From Continuing Operations Increases 23% and Related Earnings Per Share Increases 24%

Fourth Quarter Income From Continuing Operations of $97.8 Million and Earnings Per Share of $1.15

Record Adjusted Fourth Quarter Income From Continuing Operations and Related Earnings Per Share Increases 10%

BLOOMFIELD HILLS, MI, February 7, 2019 –  Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company,  today announced record full year and fourth quarter 2018 adjusted results.  For the twelve months ended December 31, 2018,  total revenue increased 6.5% to $22.8 billion, including a 3.4% increase in same-store retail automotive revenue and a 28.8% increase in same-store retail commercial truck revenue. Income from continuing operations attributable to common shareholders was $470.5 million and related earnings per share was $5.52.  As shown in the non-GAAP reconciliation table, adjusted income from continuing operations increased 22.9% to $454.9 million and adjusted earnings per share increased 23.9% to $5.34.  Excluding foreign exchange, total revenue increased 4.9% and same-store retail automotive revenue increased 1.6%. Foreign exchange rates positively impacted earnings per share attributable to common shareholders by $0.07.

For the three months ended December 31, 2018, the company reported income from continuing operations attributable to common shareholders of $97.8 million, or $1.15 per share, compared to $330 million, or $3.85 per share in the prior year. As shown in the non-GAAP reconciliation table, adjusted income from continuing operations increased 10% to $94.9 million and related earnings per share increased 10% to $1.11 per share. Fourth quarter 2018 results include a net benefit totaling $2.9 million

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after tax, or $0.04 per share, consisting of an $8.2 million net gain related to dealership sales, partially offset by valuation adjustments on certain dealerships totaling $5.3 million. Fourth quarter 2017 results included a $243 million benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act. Total revenue increased 0.8% to $5.4 billion, while same-store retail automotive revenue decreased 1.1%. Product availability shortages and Worldwide Harmonized Light Vehicle Testing (“WLTP”) certification delays in our Western European businesses are estimated to have impacted our operations by approximately $5 million, or $0.06 per share. Excluding foreign exchange, total revenue increased 2.2%, while same-store retail revenue increased 0.2%. Foreign exchange rates had no impact on earnings per share for the three months ended December 31, 2018.

 “2018 was the best year in the history of Penske Automotive Group, including record results for units retailed, revenue and earnings before taxes,” said Chairman Roger S. Penske. “I am particularly pleased with the 10.2% growth in earnings before taxes and the $190.1 million our company returned to shareholders in dividends and share repurchases representing over 40% of our net income.” Penske continued, “For the fourth quarter, our business was driven by continued growth in used vehicles, service and parts, the commercial truck operation and our equity investment in Penske Truck Leasing. However, product availability in Western Europe of certain brands, WLTP and the ongoing diesel challenges impacted our performance during the quarter.”

Automotive Retail Highlights of the Fourth Quarter

•	Same-Store Retail Unit Sales -2.3% to 113,547

➢	New unit retail sales -7.0%

➢	Used unit retail sales +2.6%

•	Same-Store Retail Revenue -1.1%; Excluding Foreign Exchange +0.2%

➢	New -6.0%; Used +5.0%; Finance & Insurance +0.7%; Service and Parts +3.9%

•	Same-Store Average Gross Profit Per Unit

➢	New $2,994, -$190/unit; Gross Margin 7.3%, -50 basis points

➢	Used $1,306, +$6/unit; Gross Margin 4.8%, -10 basis points

➢	Finance & Insurance $1,250, +$37/unit

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Stand Alone Used SuperCenter Operations

The company operates fourteen stand-alone used vehicle supercenters, five of which are located in the U.S. and nine are located in the U.K., and one vehicle preparation center in the U.K.  For the three and twelve months ended December 31, 2018, these supercenters retailed 14,940 and 71,013 units of the company’s total automotive units retailed, and generated $261.3 million and $1.3 billion in revenue, respectively. The company is in the process of developing four new stand-alone used vehicle supercenters which are expected to open in 2019. The expansion includes two new sites in the U.S. and another two in the U.K.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. For the twelve months ended December 31, 2018,  total medium and heavy duty truck units retailed increased 35.3% and revenue increased 31.2% to $1.4 billion. Service and parts represented 26.5% of revenue and 66.6% of gross profit. For the three months ended December 31, 2018, total medium and heavy-duty units retailed increased 15.1%, and revenue increased 16.2% to $358.0 million. Service and parts represented 24.8% of revenue and 63.1% of gross profit.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. During the third quarter of 2017,  the company increased its ownership interests in PTL by 5.5%, bringing our total ownership interest in PTL to 28.9%. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three and twelve months ended December 31, 2018, the company recorded $37.8 million and $129.5 million in earnings from this investment compared to $34.7 million and $101.6 million for the same periods last year, respectively.

Dividend and Share Repurchases

On January 30, 2019, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.38 per share, the 31st consecutive increase in the quarterly dividend.

During the three and twelve months ended December 31, 2018, the company repurchased 334,870 shares for $13.1 million, and 1,587,494 shares for $68.9 million, respectively. Approximately $136.9 million remains available to repurchase shares under the company’s existing share repurchase authorization.

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Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the fourth quarter of 2018 on Thursday,  February 7, 2019, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1085 – [International, please dial (612) 332‑0335]. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter 2018 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs nearly  27,000 people worldwide and is a member of the Fortune 500 and Russell 2000, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and

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changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s scheduled departure from the European Union on March 29, 2019, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to WLTP, natural disasters such as the recent hurricanes, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2017, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

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Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

 (Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2018	2017	Change	2018	2017	Change
Revenue	$5,439.3	$5,398.0	0.8%	$22,785.1	$21,386.9	6.5%
Cost of Sales	4,631.2	4,589.7	0.9%	19,370.2	18,164.4	6.6%
Gross Profit	$808.1	$808.3	(0.0)%	$3,414.9	$3,222.5	6.0%
SG&A Expenses	645.0	646.2	(0.2)%	2,646.3	2,516.0	5.2%
Depreciation	26.5	25.1	5.6%	103.7	95.1	9.0%
Operating Income	$136.6	$137.0	(0.3)%	$664.9	$611.4	8.8%
Floor Plan Interest Expense	(21.9)	(17.8)	23.0%	(80.9)	(63.4)	27.6%
Other Interest Expense	(28.0)	(28.2)	(0.7)%	(114.7)	(107.4)	6.8%
Equity in Earnings of Affiliates	39.8	36.7	8.4%	134.8	107.6	25.3%
Income from Continuing Operations Before Income Taxes	$126.5	$127.7	(0.9)%	$604.1	$548.2	10.2%
Income Taxes	(29.6)	200.8	114.7%	(134.3)	64.8	307.3%
Income from Continuing Operations	$96.9	$328.5	(70.5)%	$469.8	$613.0	(23.4)%
Income (Loss) from Discontinued Operations, net of tax	0.3	0.1	nm	0.5	(0.2)	nm
Net Income	$97.2	$328.6	(70.4)%	$470.3	$612.8	(23.3)%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.9)	(1.5)	nm	(0.7)	(0.5)	nm
Net Income Attributable to Common Shareholders	$98.1	$330.1	(70.3)%	$471.0	$613.3	(23.2)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$96.9	$328.5	(70.5)%	$469.8	$613.0	(23.4)%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.9)	(1.5)	nm	(0.7)	(0.5)	nm
Income from Continuing Operations, net of tax	$97.8	$330.0	(70.4)%	$470.5	$613.5	(23.3)%
Income (Loss) from Discontinued Operations, net of tax	0.3	0.1	nm	0.5	(0.2)	nm
Net Income Attributable to Common Shareholders	$98.1	$330.1	(70.3)%	$471.0	$613.3	(23.2)%
Income from Continuing Operations Per Share	$1.15	$3.85	(70.1)%	$5.52	$7.14	(22.7)%
Income Per Share	$1.16	$3.85	(69.9)%	$5.53	$7.14	(22.5)%
Weighted Average Shares Outstanding	84.8	85.8	(1.2)%	85.2	85.9	(0.8)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	December 31,	December 31,
	2018	2017
Assets:
Cash and Cash Equivalents	$39.4	$45.7
Accounts Receivable, Net	929.1	954.9
Inventories	4,040.1	3,944.1
Other Current Assets	86.6	81.8
Total Current Assets	5,095.2	5,026.5
Property and Equipment, Net	2,250.0	2,108.6
Intangibles	2,238.2	2,134.5
Other Long-Term Assets	1,321.1	1,271.0
Total Assets	$10,904.5	$10,540.6

Liabilities and Equity:
Floor Plan Notes Payable	$2,362.2	$2,343.2
Floor Plan Notes Payable – Non-Trade	1,428.6	1,418.6
Accounts Payable	598.2	641.6
Accrued Expenses	566.6	523.5
Current Portion Long-Term Debt	92.0	72.8
Liabilities Held for Sale	0.7	0.7
Total Current Liabilities	5,048.3	5,000.4
Long-Term Debt	2,124.7	2,090.4
Other Long-Term Liabilities	1,096.8	1,021.8
Total Liabilities	8,269.8	8,112.6
Equity	2,634.7	2,428.0
Total Liabilities and Equity	$10,904.5	$10,540.6

Supplemental Balance Sheet Information
New vehicle days' supply	72	67
Used vehicle days' supply	57	55

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Geographic Revenue Mix:
North America	60.0%	61.0%	56.5%	59.2%
U.K.	31.6%	30.3%	35.0%	33.0%
Other International	8.4%	8.7%	8.5%	7.8%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,949.2	$4,941.8	$20,849.2	$19,824.3
Retail Commercial Trucks	358.0	308.2	1,374.5	1,048.0
Commercial Vehicles Australia/Power Systems and Other	132.1	148.0	561.4	514.6
Total	$5,439.3	$5,398.0	$22,785.1	$21,386.9

Gross Profit: (Amounts in Millions)
Retail Automotive	$720.1	$726.3	$3,058.6	$2,924.8
Retail Commercial Trucks	54.7	45.1	211.5	165.8
Commercial Vehicles Australia/Power Systems and Other	33.3	36.9	144.8	131.9
Total	$808.1	$808.3	$3,414.9	$3,222.5

Gross Margin:
Retail Automotive	14.5%	14.7%	14.7%	14.8%
Retail Commercial Trucks	15.3%	14.6%	15.4%	15.8%
Commercial Vehicles Australia/Power Systems and Other	25.2%	24.9%	25.8%	25.6%
Total	14.9%	15.0%	15.0%	15.1%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2018	2017	2018	2017
Operating Items as a Percentage of Revenue:
Gross Profit	14.9%	15.0%	15.0%	15.1%
Selling, General and Administrative Expenses	11.9%	12.0%	11.6%	11.8%
Operating Income	2.5%	2.5%	2.9%	2.9%
Income from Continuing Operations Before Income Taxes	2.3%	2.4%	2.7%	2.6%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	79.8%	79.9%	77.5%	78.1%
Operating Income	16.9%	16.9%	19.5%	19.0%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

(Amounts in Millions)	2018	2017	2018	2017

EBITDA*	$181.0	$181.0	$822.5	$750.7
Floorplan Credits	$10.4	$11.1	$40.3	$40.4
Rent Expense	$56.8	$57.3	$232.1	$225.4
Capital Expenditures	$117.1	$66.9	$305.6	$247.0
Stock Repurchases	$13.1	$—	$68.9	$18.5

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	23%	23%	23%
Audi	12%	15%	13%	14%
Mercedes-Benz	10%	10%	9%	10%
Land Rover / Jaguar	10%	8%	9%	8%
Porsche	5%	6%	6%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	1%	2%	1%
Total Premium	70%	71%	70%	70%
Volume Non-U.S.:
Toyota	10%	10%	10%	10%
Honda	7%	7%	6%	7%
Volkswagen	4%	3%	4%	3%
Nissan	1%	1%	1%	1%
Others	1%	2%	1%	2%
Total Volume Non-U.S.	23%	23%	22%	23%
U.S.:
General Motors / Chrysler / Ford	2%	2%	2%	3%
Stand-Alone Used	5%	4%	6%	4%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	59%	60%	55%	59%
U.K.	35%	33%	38%	35%
Other International	6%	7%	7%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	63%	65%	59%	63%
U.K.	31%	29%	35%	32%
Other International	6%	6%	6%	5%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2018	2017	Change		2018	2017	Change
Retail Automotive Units:
New Retail	56,698	61,397	(7.7)%		235,964	248,774	(5.1)%
Used Retail	64,171	58,538	9.6%		282,542	252,922	11.7%
Total	120,869	119,935	0.8%		518,506	501,696	3.4%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,340.8	$2,488.6	(5.9)%		$9,666.4	$9,678.5	(0.1)%
Used Vehicles	1,663.2	1,536.2	8.3%		7,252.1	6,386.8	13.5%
Finance and Insurance, Net	147.4	145.2	1.5%		629.6	581.8	8.2%
Service and Parts	536.3	517.4	3.7%		2,151.4	2,057.5	4.6%
Fleet and Wholesale	261.5	254.4	2.8%		1,149.7	1,119.7	2.7%
Total Revenue	$4,949.2	$4,941.8	0.1%		$20,849.2	$19,824.3	5.2%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$171.8	$193.6	(11.3)%		$724.6	$746.2	(2.9)%
Used Vehicles	81.6	75.6	7.9%		409.1	358.0	14.3%
Finance and Insurance, Net	147.4	145.2	1.5%		629.6	581.8	8.2%
Service and Parts	317.8	308.3	3.1%		1,277.3	1,219.7	4.7%
Fleet and Wholesale	1.5	3.6	(58.3)%		18.0	19.1	(5.8)%
Total Gross Profit	$720.1	$726.3	(0.9)%		$3,058.6	$2,924.8	4.6%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,285	$40,533	1.9%		$40,966	$38,905	5.3%
Used Vehicles	25,919	26,242	(1.2)%		25,667	25,252	1.6%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,029	$3,153	(3.9)%		$3,070	$2,999	2.4%
Used Vehicles	1,272	1,290	(1.4)%		1,448	1,415	2.3%
Finance and Insurance	1,219	1,211	0.7%		1,214	1,160	4.7%

Retail Automotive Gross Margin:
New Vehicles	7.3%	7.8%	-50	bps	7.5%	7.7%	-20	bps
Used Vehicles	4.9%	4.9%	---	bps	5.6%	5.6%	---	bps
Service and Parts	59.3%	59.6%	-30	bps	59.4%	59.3%	+10	bps
Fleet and Wholesale	0.6%	1.4%	-80	bps	1.6%	1.7%	-10	bps
Total Gross Margin	14.5%	14.7%	-20	bps	14.7%	14.8%	-10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.3%	50.4%	-310	bps	46.4%	48.8%	-240	bps
Used Vehicles	33.6%	31.1%	+250	bps	34.8%	32.2%	+260	bps
Finance and Insurance, Net	3.0%	2.9%	+10	bps	3.0%	2.9%	+10	bps
Service and Parts	10.8%	10.5%	+30	bps	10.3%	10.4%	-10	bps
Fleet and Wholesale	5.3%	5.1%	+20	bps	5.5%	5.7%	-20	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.9%	26.7%	-280	bps	23.7%	25.5%	-180	bps
Used Vehicles	11.3%	10.4%	+90	bps	13.4%	12.2%	+120	bps
Finance and Insurance, Net	20.5%	20.0%	+50	bps	20.6%	19.9%	+70	bps
Service and Parts	44.1%	42.4%	+170	bps	41.8%	41.7%	+10	bps
Fleet and Wholesale	0.2%	0.5%	-30	bps	0.5%	0.7%	-20	bps
Total	100.0%	100.0%			100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2018	2017	Change		2018	2017	Change
Retail Automotive Same-Store Units:
New Retail	55,290	59,424	(7.0)%		227,201	236,163	(3.8)%
Used Retail	58,257	56,778	2.6%		205,081	201,031	2.0%
Total	113,547	116,202	(2.3)%		432,282	437,194	(1.1)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,271.2	$2,417.0	(6.0)%		$9,186.1	$9,163.7	0.2%
Used Vehicles	1,576.6	1,500.9	5.0%		5,979.3	5,539.2	7.9%
Finance and Insurance, Net	142.0	141.0	0.7%		538.8	509.0	5.9%
Service and Parts	525.2	505.6	3.9%		2,046.0	1,950.4	4.9%
Fleet and Wholesale	249.5	243.4	2.5%		959.2	973.5	(1.5)%
Total Revenue	$4,764.5	$4,807.9	(0.9)%		$18,709.4	$18,135.8	3.2%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$165.6	$189.2	(12.5)%		$680.9	$707.2	(3.7)%
Used Vehicles	76.1	73.8	3.1%		320.8	296.7	8.1%
Finance and Insurance, Net	142.0	141.0	0.7%		538.8	509.0	5.9%
Service and Parts	308.7	300.6	2.7%		1,192.2	1,142.8	4.3%
Fleet and Wholesale	1.3	3.6	(63.9)%		12.1	15.9	(23.9)%
Total Gross Profit	$693.7	$708.2	(2.0)%		$2,744.8	$2,671.6	2.7%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$41,078	$40,674	1.0%		$40,432	$38,802	4.2%
Used Vehicles	27,062	26,434	2.4%		29,156	27,554	5.8%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,994	$3,184	(6.0)%		$2,997	$2,995	0.1%
Used Vehicles	1,306	1,300	0.5%		1,564	1,476	6.0%
Finance and Insurance	1,250	1,213	3.1%		1,246	1,164	7.0%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.3%	7.8%	-50	bps	7.4%	7.7%	-30	bps
Used Vehicles	4.8%	4.9%	-10	bps	5.4%	5.4%	---	bps
Service and Parts	58.8%	59.5%	-70	bps	58.3%	58.6%	-30	bps
Fleet and Wholesale	0.5%	1.5%	-100	bps	1.3%	1.6%	-30	bps
Total Gross Margin	14.6%	14.7%	-10	bps	14.7%	14.7%	---	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.7%	50.3%	-260	bps	49.1%	50.5%	-140	bps
Used Vehicles	33.1%	31.2%	+190	bps	32.0%	30.5%	+150	bps
Finance and Insurance, Net	3.0%	2.9%	+10	bps	2.9%	2.8%	+10	bps
Service and Parts	11.0%	10.5%	+50	bps	10.9%	10.8%	+10	bps
Fleet and Wholesale	5.2%	5.1%	+10	bps	5.1%	5.4%	-30	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.9%	26.7%	-280	bps	24.8%	26.5%	-170	bps
Used Vehicles	11.0%	10.4%	+60	bps	11.7%	11.1%	+60	bps
Finance and Insurance, Net	20.5%	19.9%	+60	bps	19.6%	19.1%	+50	bps
Service and Parts	44.5%	42.4%	+210	bps	43.4%	42.8%	+60	bps
Fleet and Wholesale	0.1%	0.6%	-50	bps	0.5%	0.5%	---	bps
Total	100.0%	100.0%			100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2018	2017	Change		2018	2017	Change
Retail Commercial Truck Units:
New Retail	2,184	1,892	15.4%		8,291	5,952	39.3%
Used Retail	457	402	13.7%		1,973	1,632	20.9%
Total	2,641	2,294	15.1%		10,264	7,584	35.3%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$236.4	$201.7	17.2%		$866.9	$613.2	41.4%
Used Vehicles	25.7	21.5	19.5%		112.0	89.4	25.3%
Finance and Insurance, Net	2.9	2.3	26.1%		11.9	8.9	33.7%
Service and Parts	88.8	81.0	9.6%		364.5	325.6	11.9%
Other	4.2	1.7	147.1%		19.2	10.9	76.1%
Total Revenue	$358.0	$308.2	16.2%		$1,374.5	$1,048.0	31.2%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$12.6	$9.7	29.9%		$40.8	$27.1	50.6%
Used Vehicles	2.9	2.6	11.5%		12.7	8.7	46.0%
Finance and Insurance, Net	2.9	2.3	26.1%		11.9	8.9	33.7%
Service and Parts	34.5	30.6	12.7%		140.8	121.4	16.0%
Other	1.8	(0.1)	nm		5.3	(0.3)	nm
Total Gross Profit	$54.7	$45.1	21.3%		$211.5	$165.8	27.6%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$108,216	$106,648	1.5%		$104,563	$103,022	1.5%
Used Vehicles	56,183	53,739	4.5%		56,767	54,808	3.6%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$5,745	$5,009	14.7%		$4,916	$4,550	8.0%
Used Vehicles	6,243	6,558	(4.8)%		6,422	5,317	20.8%
Finance and Insurance	1,107	1,025	8.0%		1,163	1,178	(1.3)%

Retail Commercial Truck Gross Margin:
New Vehicles	5.3%	4.8%	+50	bps	4.7%	4.4%	+30	bps
Used Vehicles	11.3%	12.1%	-80	bps	11.3%	9.7%	+160	bps
Service and Parts	38.9%	37.8%	+110	bps	38.6%	37.3%	+130	bps
Total Gross Margin	15.3%	14.6%	+70	bps	15.4%	15.8%	-40	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	66.0%	65.4%	+60	bps	63.1%	58.5%	+460	bps
Used Vehicles	7.2%	7.0%	+20	bps	8.1%	8.5%	-40	bps
Finance and Insurance, Net	0.8%	0.7%	+10	bps	0.9%	0.8%	+10	bps
Service and Parts	24.8%	26.3%	-150	bps	26.5%	31.1%	-460	bps
Other	1.2%	0.6%	+60	bps	1.4%	1.1%	+30	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	23.0%	21.5%	+150	bps	19.3%	16.3%	+300	bps
Used Vehicles	5.3%	5.8%	-50	bps	6.0%	5.2%	+80	bps
Finance and Insurance, Net	5.3%	5.1%	+20	bps	5.6%	5.4%	+20	bps
Service and Parts	63.1%	67.8%	-470	bps	66.6%	73.2%	-660	bps
Other	3.3%	(0.2)%	+350	bps	2.5%	(0.1)%	+260	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2018	2017	Change		2018	2017	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,161	1,892	14.2%		8,200	5,952	37.8%
Used Retail	457	402	13.7%		1,971	1,632	20.8%
Total	2,618	2,294	14.1%		10,171	7,584	34.1%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$233.5	$201.7	15.8%		$854.3	$613.2	39.3%
Used Vehicles	25.7	21.5	19.5%		111.9	89.4	25.2%
Finance and Insurance, Net	2.9	2.3	26.1%		10.1	8.9	13.5%
Service and Parts	87.2	81.0	7.7%		359.9	325.6	10.5%
Other	4.4	1.7	158.8%		14.3	10.9	31.2%
Total Revenue	$353.7	$308.2	14.8%		$1,350.5	$1,048.0	28.9%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$12.3	$9.7	26.8%		$40.0	$27.1	47.6%
Used Vehicles	2.9	2.6	11.5%		12.7	8.7	46.0%
Finance and Insurance, Net	2.9	2.3	26.1%		10.1	8.9	13.5%
Service and Parts	33.8	30.6	10.5%		138.7	121.4	14.3%
Other	1.8	(0.1)	nm		0.6	(0.3)	nm
Total Gross Profit	$53.7	$45.1	19.1%		$202.1	$165.8	21.9%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$108,073	$106,648	1.3%		$104,179	$103,022	1.1%
Used Vehicles	56,183	53,739	4.5%		56,782	54,808	3.6%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$5,714	$5,009	14.1%		$4,873	$4,550	7.1%
Used Vehicles	6,243	6,558	(4.8)%		6,418	5,317	20.7%
Finance and Insurance	1,111	1,025	8.4%		993	1,178	(15.7)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	5.3%	4.8%	+50	bps	4.7%	4.4%	+30	bps
Used Vehicles	11.3%	12.1%	-80	bps	11.3%	9.7%	+160	bps
Service and Parts	38.8%	37.8%	+100	bps	38.5%	37.3%	+120	bps
Total Gross Margin	15.2%	14.6%	+60	bps	15.0%	15.8%	-80	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	66.0%	65.4%	+60	bps	63.3%	58.5%	+480	bps
Used Vehicles	7.3%	7.0%	+30	bps	8.3%	8.5%	-20	bps
Finance and Insurance, Net	0.8%	0.7%	+10	bps	0.7%	0.8%	-10	bps
Service and Parts	24.7%	26.3%	-160	bps	26.6%	31.1%	-450	bps
Other	1.2%	0.6%	+60	bps	1.1%	1.1%	---	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	22.9%	21.5%	+140	bps	19.8%	16.3%	+350	bps
Used Vehicles	5.4%	5.8%	-40	bps	6.3%	5.2%	+110	bps
Finance and Insurance, Net	5.4%	5.1%	+30	bps	5.0%	5.4%	-40	bps
Service and Parts	62.9%	67.8%	-490	bps	68.6%	73.2%	-460	bps
Other	3.4%	(0.2)%	+360	bps	0.3%	(0.1)%	+40	bps
Total	100.0%	100.0%			100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and twelve months ended December 31, 2018 and 2017:

Income from Continuing Operations:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(Amounts in Millions)	2018	2017	% Change	2018	2017	% Change

Income from Continuing Operations	$97.8	$330.0	(70.4)%	$470.5	$613.5	(23.3)%
Less: Income tax benefit (1)	—	(243.4)	nm	(11.6)	(243.4)	(95.2)
Less: Net gain on dealership sales	(8.2)	—	nm	(22.7)	—	nm
Add: Valuation adjustments and termination of franchises (2)	5.3	—	nm	18.7	—	nm
Adjusted Income from Continuing Operations	$94.9	$86.6	9.6%	$454.9	$370.1	22.9%

Earnings Per Share:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2018	2017	% Change	2018		2017	% Change

Earnings Per Share from Continuing Operations	$1.15	$3.85	(70.1)%	$5.52		$7.14	(22.7)%
Less: Income tax benefit (1)	—	(2.84)	nm	(0.14)		(2.83)	(95.1)
Less: Net gain on dealership sales	(0.10)	—	nm	(0.27)		—	nm
Add: Valuation adjustments and termination of franchises (2)	0.06	—	nm	0.22		—	nm
Adjusted Earnings Per Share from Continuing Operations	$1.11	$1.01	9.9%	$5.34	(3)	$4.31	23.9%

nm – not meaningful

(1)    Amount for 2018 relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act. Amount for 2017 represents the initial income tax benefit from the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

(2)    Valuation adjustments on certain franchised dealerships.

(3)    Earnings per share amounts may not sum due to rounding.

14

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and twelve months ended December 31, 2018 and 2017:

	Three Months Ended
	December 31,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$97.2	$328.6	$(231.4)	(70.4)%
Add: Depreciation	26.5	25.1	1.4	5.6%
Other Interest Expense	28.0	28.2	(0.2)	(0.7)%
Income Taxes (1)	29.6	(200.8)	230.4	114.7%
(Income) from Discontinued Operations, net of tax	(0.3)	(0.1)	(0.2)	nm
EBITDA	$181.0	$181.0	$—	—%
Less: Net gain on dealership sales	(8.2)	—	(8.2)	nm
Add: Valuation adjustments and termination of franchises (2)	5.3	—	5.3	nm
Adjusted EBITDA	$178.1	$181.0	$(2.9)	(1.6)%

	Twelve Months Ended
	December 31,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$470.3	$612.8	$(142.5)	(23.3)%
Add: Depreciation	103.7	95.1	8.6	9.0%
Other Interest Expense	114.7	107.4	7.3	6.8%
Income Taxes (1)	134.3	(64.8)	199.1	307.3%
(Income) Loss from Discontinued Operations, net of tax	(0.5)	0.2	(0.7)	nm
EBITDA	$822.5	$750.7	$71.8	9.6%
Less: Net gain on dealership sales	(22.7)	—	(22.7)	nm
Add: Valuation adjustments and termination of franchises (2)	18.7	—	18.7	nm
Adjusted EBITDA	$818.5	$750.7	$67.8	9.0%

nm – not meaningful

(1)    Amount for 2018 includes a tax benefit of $11.6 million for the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act. Amount for 2017 includes a tax benefit of $243.4 million for the initial income tax benefit from the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

(2)    Valuation adjustments on certain franchised dealerships.

# # # # # # #

15